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                         SUPPLEMENT DATED JULY 8, 2005

                                      TO

                        PROSPECTUSES DATED JULY 1, 2005

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   This Supplement is intended to be distributed with certain prospectuses dated July 1, 2005 for flexible premium variable universal life insurance policies issued by John Hancock Life Insurance Company (U.S.A.). The applicable prospectuses are entitled "Protection Variable Universal Life".

On page 29 of the Prospectus, delete the first paragraph under the section entitled "Processing premium payments" and substitute the following:

   No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Allocation Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. The "Allocation Date" of the policy is the 10/th/ day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The "Net Premium" is the premium paid less the premium charge we deduct from it.








PVUL SUPP - 7-05